Exhibit 99.1

Pluralsight Announces Fourth Quarter and Year End 2019 Results

Silicon Slopes, Utah - February 12, 2020 - Pluralsight, Inc. (NASDAQ: PS), the enterprise technology skills company, today announced financial results for the fourth quarter and year ended December 31, 2019.
“Pluralsight’s fourth quarter capped off a strong second half to the year, further demonstrating that the operational improvements we implemented in the second half of 2019 are working and laying the foundation for durable, long-term B2B billings growth above 30%.” said Aaron Skonnard, co-founder and CEO of Pluralsight. “We began 2020 with nearly a million business users and 18,000 business customers, and are on track to carry the momentum from the second half of 2019 through 2020.”
Fourth Quarter Financial Highlights

•	Billings - Q4 2019 billings were $128.4 million, an increase of 28% period over period. Q4 2019 billings from business customers were $113.2 million, an increase of 30% period over period.

•	Revenue - Q4 2019 revenue was $88.8 million, an increase of 32% period over period.

•	Gross margin - Q4 2019 gross margin was 79%, compared to 76% in Q4 2018. Q4 2019 non-GAAP gross margin was 80%, compared to 77% in Q4 2018.

•	Net loss per share - GAAP net loss per share for Q4 2019 was $0.31, compared to $0.26 in Q4 2018. Adjusted pro forma net loss per share for Q4 2019 and Q4 2018 was $0.09.

•
Cash flows - Cash used in operations was $7.9 million for Q4 2019, compared to cash provided by operations of $8.4 million in Q4 2018. Free cash flow was negative $13.0 million for Q4 2019, compared to positive free cash flow of $5.2 million in Q4 2018.

Full Year 2019 Financial Highlights

•	Billings - 2019 billings were $379.1 million, an increase of 29% period over period. 2019 billings from business customers were $330.1 million, an increase of 33% period over period.

•	Revenue - 2019 revenue was $316.9 million, an increase of 37% period over period.

•	Gross margin - 2019 gross margin was 77%, compared to 73% in 2018. 2019 non-GAAP gross margin was 79%, compared to 76% in 2018.

•	Net loss per share - GAAP net loss per share for 2019 was $1.19, compared to $0.72 in 2018. Adjusted pro forma net loss per share for 2019 was $0.30, compared to $0.60 in 2018.

•	Cash flows - Cash used in operations was $11.7 million for 2019, compared to $5.9 million in 2018. Free cash flow was negative $28.2 million for 2019, compared to $18.0 million in 2018.
For information regarding the non-GAAP financial measures discussed in this press release, please see the section titled “Non-GAAP Financial Measures.” Reconciliations between GAAP and non-GAAP financial measures are provided in the tables of this press release.

Financial Outlook
The following forward-looking statements reflect Pluralsight's expectations as of February 12, 2020.
First Quarter 2020 Guidance

•	Revenue is expected to be in the range of $88 million to $89 million.

•	Adjusted pro forma net loss per share is expected to be in the range of $0.14 to $0.13, assuming weighted-average shares outstanding of approximately 141 million.
Full Year 2020 Guidance

•	Revenue is expected to be in the range of $390 million to $400 million.

•	Adjusted pro forma net loss per share is expected to be in the range of $0.50 to $0.45, assuming weighted-average shares outstanding of approximately 143 million.
Guidance for non-GAAP financial measures excludes equity-based compensation, amortization of acquired intangible assets, employer payroll taxes on employee stock transactions, and amortization of debt discount and issuance costs. Pluralsight has not reconciled its expectations as to adjusted pro forma net loss per share to their most directly comparable GAAP measures because certain items cannot be reasonably predicted. Accordingly, a reconciliation for expectations of adjusted pro forma net loss per share is not available without unreasonable effort.
Conference Call Information
Pluralsight will host a conference call for analysts and investors to discuss its fourth quarter and full year 2019 results and outlook for its first quarter and full year 2020, today at 2:30 p.m. Mountain Time (4:30 p.m. Eastern Time).

Date:	February 12, 2020
Time:	2:30 p.m. MT (4:30 p.m. ET)
Webcast:	https://investors.pluralsight.com/
Dial-in number:	(877) 350-6732 or (629) 228-0693, conference ID: 2179421
A live audio webcast of the conference call will also be accessible from the Pluralsight website at investors.pluralsight.com. A telephonic replay of the call will be available three hours after the call, will run for seven days, and may be accessed by dialing (855) 859-2056 or (404) 537-3406 and entering the passcode 2179421.
About Pluralsight
Pluralsight is an enterprise technology skills platform that delivers a unified, end-to-end learning experience for businesses across the globe. Through a subscription service, companies are empowered to move at the speed of technology, increasing proficiency, innovation, and efficiency. Founded in 2004 and trusted by Fortune 500 companies, Pluralsight provides customers with on-demand access to a digital ecosystem of learning tools, including adaptive skill tests, directed learning paths, expert-authored courses, interactive labs and analytics. For more information, visit pluralsight.com.

Pluralsight and the Pluralsight logo are trademarks of Pluralsight, LLC in the United States and in jurisdictions throughout the world.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws that involve risks and uncertainties, including statements regarding our future financial and operating performance, such as our financial outlook for the first quarter and full year 2020 and future periods. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: the pace of market adoption of cloud-based learning solutions; our ability to expand our course library and develop new platform features; competition; our ability to attract and retain customers; our ability to increase sales of subscriptions to our platform to customers; our ability to expand our sales and marketing capabilities and to improve sales management and execution; and general market, political, economic, and business conditions.
Further information on these and other factors that could affect the Company's financial results is included in the reports on Forms 10-K, 10-Q and 8-K and in other filings with the SEC from time to time. These documents are available on our website at investors.pluralsight.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.
Key Business Metrics
Billings. Billings represents total revenue plus the change in deferred revenue in the period, as presented in our consolidated statements of cash flows, less the change in contract assets and unbilled accounts receivable in the period. Billings in any particular period represents amounts invoiced to customers and reflects subscription renewals and upsells to existing customers plus sales to new customers. We use billings to measure our ability to sell subscriptions to our platform to both new and existing customers. We use billings from business customers and our percentage of billings from business customers to measure and monitor our ability to sell subscriptions to our platform to business customers.
Non-GAAP Financial Measures
Pluralsight has provided financial information in this press release that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). Pluralsight uses the non-GAAP financial measures of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, adjusted pro forma net loss, adjusted pro forma net loss per share, and free cash flow in analyzing its financial results and believes that the use of these metrics is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing Pluralsight’s financial results with other companies in its industry, many of which present similar non-GAAP financial measures.
The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to their most directly comparable GAAP measures have been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations.
Non-GAAP gross profit. We define non-GAAP gross profit as gross profit plus equity-based compensation, amortization of acquired intangible assets, and employer payroll taxes on employee stock transactions.
Non-GAAP gross margin. We define non-GAAP gross margin as non-GAAP gross profit divided by our revenue.
Non-GAAP operating loss. We define non-GAAP operating loss as loss from operations plus equity-based compensation, amortization of acquired intangible assets, employer payroll taxes on employee stock transactions, secondary offering costs, and acquisition-related costs.
Adjusted pro forma net loss and adjusted pro forma net loss per share. We define adjusted pro forma net loss as net loss attributable to Pluralsight, Inc. adjusted for the reallocation of loss attributable to non-controlling interests from the assumed exchange of LLC Units of Pluralsight Holdings for newly-issued shares of Class A common stock of Pluralsight, Inc. and further adjusted for equity-based compensation, amortization of acquired intangible assets, employer payroll taxes on employee stock transactions, secondary offering costs, acquisition-related costs, amortization of debt discount and issuance costs, and loss on debt extinguishment. We define adjusted pro forma net loss per share as adjusted pro forma net loss divided by the weighted-average shares of Class A common stock outstanding, assuming the full exchange of all outstanding LLC Units of Pluralsight Holdings for newly-issued shares of Class A common stock of Pluralsight, Inc.
Free cash flow. We define free cash flow as cash (used in) provided by operating activities less purchases of property and equipment and purchases of our content library.

PLURALSIGHT, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

Revenue	$88,811	$67,260	$316,910	$232,029
Cost of revenue(1)(2)	19,009	16,449	71,353	62,615
Gross profit	69,802	50,811	245,557	169,414
Operating expenses(1)(2):
Sales and marketing	57,071	44,453	207,085	158,409
Technology and content	29,965	19,431	102,902	69,289
General and administrative	21,950	21,306	85,560	78,418
Total operating expenses	108,986	85,190	395,547	306,116
Loss from operations	(39,184)	(34,379)	(149,990)	(136,702)
Other income (expense):
Interest expense	(7,129)	(350)	(23,565)	(6,826)
Loss on debt extinguishment	—	—	(950)	(4,085)
Other income, net	2,966	815	11,749	1,504
Loss before income taxes	(43,347)	(33,914)	(162,756)	(146,109)
Provision for income taxes	(122)	(158)	(823)	(664)
Net loss	$(43,469)	$(34,072)	$(163,579)	$(146,773)
Less: Net loss attributable to non-controlling interests	(11,492)	(17,770)	(50,921)	(49,660)
Net loss attributable to Pluralsight, Inc.	$(31,977)	$(16,302)	$(112,658)	$(97,113)
Less: Accretion of Series A redeemable convertible preferred units	—	—	—	(176,275)
Net loss attributable to shares of Class A common stock	$(31,977)	$(16,302)	$(112,658)	$(273,388)
Net loss per share, basic and diluted(3)	$(0.31)	$(0.26)	$(1.19)	$(0.72)
Weighted-average shares of Class A common stock used in computing basic and diluted net loss per share(3)	102,747	63,494	94,515	62,840

(1) Includes equity-based compensation as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

Cost of revenue	$193	$60	$548	$205
Sales and marketing	7,710	5,589	30,677	19,096
Technology and content	5,917	3,386	21,430	12,038
General and administrative	8,960	10,475	37,782	41,153
Total equity-based compensation	$22,780	$19,510	$90,437	$72,492

PLURALSIGHT, INC.
Condensed Consolidated Statements of Operations (cont.)
(in thousands)
(unaudited)

(2) Includes amortization of acquired intangible assets as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

Cost of revenue	$1,209	$783	$3,645	$7,586
Sales and marketing	50	—	129	389
Technology and content	176	177	705	706
Total amortization of acquired intangible assets	$1,435	$960	$4,479	$8,681

(3) Net loss per share, basic and diluted and weighted-average common shares used in computing basic and diluted net loss per share for the year ended December 31, 2018 reflects only the activity for the portion of the period following Pluralsight, Inc.'s initial public offering and the related reorganization transactions.

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures
(dollars in thousands)
(unaudited)

Key Business Metrics

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

Billings	$128,448	$100,624	$379,051	$293,583
Billings from business customers	$113,176	$87,141	$330,143	$248,159
% of billings from business customers	88%	87%	87%	85%
Non-GAAP Financial Measures

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

Reconciliation of gross profit to non-GAAP gross profit:
Gross profit	$69,802	$50,811	$245,557	$169,414
Equity-based compensation	193	60	548	205
Amortization of acquired intangible assets	1,209	783	3,645	7,586
Employer payroll taxes on employee stock transactions	5	16	23	16
Non-GAAP gross profit	$71,209	$51,670	$249,773	$177,221
Gross margin	79%	76%	77%	73%
Non-GAAP gross margin	80%	77%	79%	76%
Reconciliation of loss from operations to non-GAAP operating loss:
Loss from operations	$(39,184)	$(34,379)	$(149,990)	$(136,702)
Equity-based compensation	22,780	19,510	90,437	72,492
Amortization of acquired intangible assets	1,435	960	4,479	8,681
Employer payroll taxes on employee stock transactions	322	1,180	3,428	1,180
Secondary offering costs	—	—	918	—
Acquisition-related costs	—	—	835	—
Non-GAAP operating loss	$(14,647)	$(12,729)	$(49,893)	$(54,349)

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures (cont.)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

Adjusted pro forma net loss per share
Numerator:
GAAP net loss attributable to shares of Class A common stock	$(31,977)	$(16,302)	$(112,658)	$(273,388)
Accretion of Series A redeemable convertible preferred units	—	—	—	176,275
Reallocation of net loss attributable to non-controlling interests from the assumed exchange of LLC Units of Pluralsight Holdings for Class A common stock	(11,492)	(17,770)	(50,921)	(49,660)
Equity-based compensation	22,780	19,510	90,437	72,492
Amortization of acquired intangibles	1,435	960	4,479	8,681
Employer payroll taxes on employee stock transactions	322	1,180	3,428	1,180
Secondary offering costs	—	—	918	—
Acquisition-related costs	—	—	835	—
Amortization of debt discount and issuance costs	6,571	—	21,691	126
Loss on debt extinguishment	—	—	950	4,085
Adjusted pro forma net loss	$(12,361)	$(12,422)	$(40,841)	$(60,209)
Denominator:
Weighted-average shares of Class A common stock outstanding	102,747	63,494	94,515	39,426
Weighted-average LLC Units of Pluralsight Holdings that are convertible into Class A common stock	36,447	69,211	42,720	61,221
Adjusted pro forma weighted-average common shares outstanding, basic and diluted	139,194	132,705	137,235	100,647
Adjusted pro forma net loss per share	$(0.09)	$(0.09)	$(0.30)	$(0.60)

Reconciliation of net cash (used in) provided by operating activities to free cash flow:
Net cash (used in) provided by operating activities	$(7,906)	$8,387	$(11,729)	$(5,896)
Less: Purchases of property and equipment	(3,562)	(2,220)	(11,181)	(8,796)
Less: Purchases of content library	(1,504)	(995)	(5,326)	(3,340)
Free cash flow	$(12,972)	$5,172	$(28,236)	$(18,032)

PLURALSIGHT, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	December 31,
	2019	2018

Assets
Current assets:
Cash and cash equivalents	$90,515	$194,306
Short-term investments	332,234	—
Accounts receivable, net	101,576	63,436
Deferred contract acquisition costs, net	18,331	—
Prepaid expenses and other current assets	14,174	8,323
Total current assets	556,830	266,065
Restricted cash	28,916	16,765
Long-term investments	105,805	—
Property and equipment, net	22,896	31,641
Right-of-use assets	15,804	—
Content library, net	8,958	7,050
Intangible assets, net	22,631	1,759
Goodwill	262,532	123,119
Deferred contract acquisition costs, noncurrent, net	5,982	—
Other assets	1,599	1,064
Total assets	$1,031,953	$447,463
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$10,615	$7,160
Accrued expenses	40,703	32,047
Accrued author fees	11,694	10,002
Lease liabilities	5,752	—
Deferred revenue	215,137	157,695
Total current liabilities	283,901	206,904
Deferred revenue, noncurrent	19,517	14,886
Convertible senior notes, net	470,228	—
Lease liabilities, noncurrent	11,167	—
Facility financing obligations	—	15,777
Other liabilities	980	1,303
Total liabilities	785,793	238,870
Stockholders' equity:
Preferred stock	—	—
Class A common stock	10	7
Class B common stock	2	6
Class C common stack	1	1
Additional paid-in capital	641,128	456,899
Accumulated other comprehensive income (loss)	225	(41)
Accumulated deficit	(458,381)	(355,446)
Total stockholders’ equity attributable to Pluralsight, Inc.	182,985	101,426
Non-controlling interests	63,175	107,167
Total stockholders’ equity	246,160	208,593
Total liabilities and stockholders' equity	$1,031,953	$447,463

PLURALSIGHT, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Operating activities
Net loss	$(43,469)	$(34,072)	$(163,579)	$(146,773)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation of property and equipment	2,468	1,987	9,464	8,318
Amortization of acquired intangible assets	1,435	960	4,479	8,681
Amortization of course creation costs	702	556	2,543	1,993
Equity-based compensation	22,780	19,510	90,437	72,492
Amortization of deferred contract acquisition costs	6,270	—	23,587	—
Amortization of debt discount and issuance costs	6,571	—	21,691	1,215
Investment discount and premium amortization, net	(675)	—	(2,446)	—
Loss on debt extinguishment	—	—	950	4,085
Other	558	189	380	696
Changes in assets and liabilities, net of acquired assets and liabilities:
Accounts receivable	(39,132)	(15,804)	(37,274)	(26,156)
Deferred contract acquisition costs	(9,020)	—	(27,688)	—
Prepaid expenses and other assets	(2,154)	(492)	(5,663)	(3,482)
Right-of-use assets	1,247	—	5,586	—
Accounts payable	5,203	457	2,683	1,385
Accrued expenses and other liabilities	699	1,061	5,887	7,973
Accrued author fees	400	671	1,692	2,123
Lease liabilities	(1,529)	—	(6,659)	—
Deferred revenue	39,740	33,364	62,201	61,554
Net cash (used in) provided by operating activities	(7,906)	8,387	(11,729)	(5,896)
Investing activities
Purchases of property and equipment	(3,562)	(2,220)	(11,181)	(8,796)
Purchases of content library	(1,504)	(995)	(5,326)	(3,340)
Cash paid for acquisition, net of cash acquired	—	—	(163,771)	—
Purchases of investments	(164,593)	—	(694,246)	—
Proceeds from sales of investments	—	—	4,967	—
Proceeds from maturities of investments	139,841	—	252,836	—
Net cash used in investing activities	(29,818)	(3,215)	(616,721)	(12,136)
Financing activities
Proceeds from issuance of convertible senior notes, net of discount and issuance costs	—	—	616,654	—
Purchase of capped calls related to issuance of convertible senior notes	—	—	(69,432)	—
Repurchases of convertible senior notes	—	—	(35,000)	—
Proceeds from terminations of capped calls related to repurchases of convertible senior notes	—	—	1,284	—
Proceeds from issuance of common stock from employee equity plans	9,952	13,378	24,828	13,378
Taxes paid related to net share settlement	(1,574)	(16,827)	(1,574)	(16,905)
Proceeds from initial public offering, net of underwriting discounts and commissions	—	—	—	332,080
Payments of costs related to initial public offering	—	—	—	(7,083)
Borrowings of long-term debt	—	—	—	20,000
Repayments of long-term debt	—	—	—	(137,710)
Payments of debt extinguishment costs	—	—	—	(2,179)
Payments of debt issuance costs	—	—	—	(450)
Payments to settle equity appreciation rights	—	—	—	(325)
Other	—	(4)	—	(17)
Net cash provided by (used in) financing activities	8,378	(3,453)	536,760	200,789
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	158	(27)	50	(163)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(29,188)	1,692	(91,640)	182,594
Cash, cash equivalents, and restricted cash, beginning of period	148,619	209,379	211,071	28,477
Cash, cash equivalents, and restricted cash, end of period	$119,431	$211,071	$119,431	$211,071

Investor Relations Contact:
Mark McReynolds
Investor Relations
Pluralsight
801-784-9007
ir@pluralsight.com

Media Contact:
DJ Anderson
Communications/Press
Pluralsight
801-784-9007
dj@pluralsight.com